Dreyfus Conservative Allocation Fund

Ticker Symbol: SCALX

Dreyfus Moderate Allocation Fund

Ticker Symbol: SMDAX

Dreyfus Growth Allocation Fund

Ticker Symbol: SGALX

PROSPECTUS September 30, 2009

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As revised, November 4, 2009
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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.Any representation to the contrary is a criminal offense.

Contents

The Funds
Introduction	1
Goal and Approach	4
Dreyfus Conservative Allocation Fund	4
Dreyfus Moderate Allocation Fund	4
Dreyfus Growth Allocation Fund	4
Description of Underlying Funds	4
Main Risks	7
Past Performance	13
Expenses	14
Management	15
Financial Highlights	17

Your Investment
Shareholder Guide	18
Distributions and Taxes	23
Services for Fund Investors	24

For More Information
See back cover.

The Funds

INTRODUCTION

The funds are asset allocation funds that are designed to provide an investor with a choice, based on the investor’s investment risk and reward profile, of a diversified conservative, moderate or growth portfolio as determined by the funds’ allocations to the asset classes and mutual funds described below.The funds allocate their assets, in varying percentages, to the general asset classes of equity and fixed income. Each fund achieves its targeted asset allocation mix by investing in other mutual funds that are advised by The Dreyfus Corporation (Dreyfus), referred to as underlying funds, that, in turn, invest in a wide range of equity and fixed income securities. The underlying funds are categorized in the asset classes of equity,which is comprised of U.S.large-,mid- and small-cap equity funds, international equity funds, emerging markets equity funds, and global equity funds, and fixed income, which is comprised of U.S. and international fixed income funds. Although an investor may achieve the same level of diversification by investing directly in a variety of Dreyfus-managed funds, each fund provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio.

Each fund differs in the percentage of its assets invested in each asset class and in the underlying funds comprising the asset classes. Depending on the fund you choose, your investment will be subject to varying degrees of potential investment risks and rewards. Dreyfus Conservative Allocation Fund is designed for investors with lower risk tolerances, Dreyfus Moderate Allocation Fund is designed for investors with moderate-to-high risk tolerances, and Dreyfus Growth Allocation Fund is designed for investors with high risk tolerances. Each fund’s target weightings to the equity and fixed income asset classes (expressed as a percentage of the fund’s investable assets) are as follows:

	Equity Target	Fixed Income Target
Dreyfus Conservative Allocation Fund	40%	60%
Dreyfus Moderate Allocation Fund	60%	40%
Dreyfus Growth Allocation Fund	80%	20%

The Funds 1

INTRODUCTION (continued)

The target weightings will deviate because of market movements and fund cash flows.The target weightings do not reflect the fund’s working cash balance —a portion of each fund’s portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The Dreyfus Investment Committee monitors variances in the target allocations to the equity and fixed income asset classes and, if the variance for a fund exceeds 10%, the committee will re-balance the asset allocations for the fund to bring them within the target weighting ranges (i.e., below a 10% variance). The Dreyfus Investment Committee also is responsible for selecting the under-

lying funds and allocating each fund’s investments to the asset classes and the underlying funds.The Dreyfus Investment Committee may change, with Board approval, a fund’s target allocation ranges for the asset classes without shareholder approval or prior notice.

The Dreyfus Investment Committee selects the underlying funds based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The underlying funds in which the funds may invest, as of the date of this prospectus, are as follows:

The Dreyfus Investment Committee generally will select only certain, and not all, of the underlying funds for investment by a fund at any given time. The Dreyfus Investment Committee has the discretion to change the underlying funds as well as add additional underlying funds when the committee deems it necessary, including in response to market conditions, without shareholder approval or prior notice.Any changes to the underlying funds or asset class allocation weightings may be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the underlying funds.To the extent an underlying fund offers multiple classes of shares, the funds will purchase shares of the class with the lowest expense ratio and without a sales load. For a description of the underlying funds listed above, see the funds’ Statement of Additional Information (SAI).

The Funds 3

GOAL AND APPROACH

Dreyfus Conservative Allocation Fund

The fund seeks current income with some consideration for capital appreciation. The fund’s investment objective is non-fundamental and may be changed by the fund’s board without shareholder approval.To pursue its goal, the fund normally allocates 60% of its assets to the fixed income asset class and 40% of its assets to the equity asset class by investing in underlying funds that invest primarily in fixed income and equity securities, respectively. The fund may invest in underlying funds that invest in U.S. and international fixed income securities, which comprise the fixed income asset category. The fund also may invest in underlying funds that invest in U.S. large-, mid- and small-cap equity securities, international equity securities, emerging markets equity securities and global equity securities, which comprise the equity asset category.

Dreyfus Moderate Allocation Fund

The fund seeks a balance of current income and capital appreciation.The fund’s investment objective is non-fundamental and may be changed by the fund’s board without shareholder approval. To pursue its goal, the fund normally allocates 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by investing in underlying funds that invest primarily in equity and fixed income securities, respectively.The fund may invest in underlying funds that invest in U.S. large-, mid-and small-cap equity securities, international equity securities, emerging markets equity securities and global equity securities, which comprise the equity asset category.The fund also may invest in underlying funds that invest in U.S. and international fixed income securities, which comprise the fixed income asset category.

Dreyfus Growth Allocation Fund

The fund seeks long-term capital appreciation with some consideration for current income.The fund’s investment objective is non-fundamental and may be changed by the fund’s board without shareholder approval. To pursue its goal, the fund normally allocates 80% of its assets to the equity asset class and 20% of its assets to the fixed income asset class by investing in underlying funds that invest primarily in equity and fixed income securities, respectively. The fund may invest in underlying funds that invest in U.S. large-, mid- and small-cap equity securities, international equity securities, emerging markets equity securities and global equity securities, which comprise the equity asset category.The fund also may invest in underlying funds that invest in U.S. and international fixed income securities, which comprise the fixed income asset category.

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Description of the Underlying Funds

Each fund pursues its goal by normally allocating its assets among a mix of underlying funds, which in turn may invest directly in securities as described below. Although the funds have no intention of investing directly in securities, each fund is permitted to so invest.

EQUITY INVESTMENTS

Generally, underlying funds that normally invest at least 80% of their respective assets in equity securities and instruments that provide investment exposure to equity markets. The equity investments in which these underlying funds invest generally may include common stocks, preferred stocks, convertible securities and warrants, including those purchased in initial public offerings (IPOs). Certain of these underlying funds also may invest in securities issued by exchange-traded funds (ETFs) and similarly pooled investment vehicles, including real estate investment trusts (REITs) which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. These underlying funds may employ a growth or value investment style or a blend of both.

Certain of these underlying funds also may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. Certain of these underlying funds also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the underlying fund’s portfolio securities.

U.S. Large-Cap

Generally, underlying funds that normally invest at least 80% of their respective assets in equity securities of companies located in the United States. These underlying funds generally focus on stocks of large-capitalization companies. Generally, these are established companies that are considered “known quantities.” Large-cap companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

U.S. Mid-/Small-Cap

Generally, underlying funds that normally invest at least 80% of their respective assets in equity securities of companies located in the United States.These underlying funds generally focus on stocks of mid- or small-capitalization companies. Mid-cap companies generally are established companies that may not be well known. Mid-cap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies. Small-cap companies generally are new and often entrepreneurial companies. Small companies can, if successful, grow faster than large-cap companies and typically use profits for expansion rather than for paying dividends.Their share prices are more volatile than those of larger companies. Small companies fail more often.

International

Generally, underlying funds that normally invest at least 80% of their respective assets in equity securities of foreign companies. These underlying funds generally consider foreign companies to be those companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.

Emerging Markets

Generally, underlying funds that normally invest at least 80% of their respective assets in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries. These underlying funds generally consider emerging markets to include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index, or any other country that the underlying fund’s portfolio managers believe has an emerging economy or market.

Global

Generally, underlying funds that normally invest at least 80% of their respective assets in equity securities issued by U.S. and foreign companies. However, certain of these underlying funds may provide investment exposure to global equity, fixed income and currency markets, primarily through long and short positions in futures, options and forward contracts.

The Funds 5

GOAL AND APPROACH (continued)

FIXED INCOME INVESTMENTS

Generally, underlying funds that normally invest at least 80% of their respective assets in fixed income securities and instruments that provide investment exposure to fixed income markets. The fixed income investments in which these underlying funds invest generally may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar andYankee dollar instruments, preferred stocks, inflation-indexed securities and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supra-national entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain of these underlying funds may invest in fixed income securities rated investment grade or the unrated equivalent as determined by Dreyfus,or in securities rated below investment grade (“high yield” or “junk” bonds) at the time of purchase, and may hold fixed income securities of varying duration or remaining maturity.

Certain of these underlying funds also may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other cred-

it derivatives, as a substitute for investing directly in an underlying asset, to manage interest rate risk or portfolio duration, to increase returns, or as part of a hedging strategy.To enhance current income, certain of these underlying funds may engage in a series of purchase and sale contracts or forward roll transactions in which the underlying fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Certain of these underlying funds also may make forward commitments in which the underlying fund agrees to buy or sell a security in the future at a price agreed upon today. Certain of these underlying funds also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

U.S. Fixed Income

Generally, underlying funds that normally invest at least 80% of their respective assets in fixed income securities of companies located in the United States or issued by the U.S. government or its agencies or instrumentalities.

International Fixed Income

Generally, underlying funds that normally invest at least 80% of their respective assets in fixed income securities of foreign companies or foreign governments, including emerging markets. Certain of these underlying funds invest in debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities and currencies.

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MAIN RISKS

The principal risks of the funds and the underlying funds are discussed below.An investment in a fund, as well as in each underlying fund, is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program.The value of your investment in a fund will fluctuate, sometimes dramatically, which means you could lose money.

An investment in a fund is subject to the following principal risks:

£ Allocation risk. The ability of each fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund’s assets among the asset classes and the underlying funds.There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

£ Conflicts of interest risk. The funds’ investment adviser, Dreyfus, will have the authority to select and substitute underlying funds. Dreyfus also may serve as investment adviser to the underlying funds. The interests of a fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the funds and the underlying funds. In addition, the Dreyfus Investment Committee recommends asset allocations among the underlying funds, each of which pays advisory fees at different rates to Dreyfus.These situations are considered by the funds’ Board when it reviews the asset allocations for each fund.

£ Correlation risk. Although the prices of equity securities and fixed income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem. Because the funds invest in equity securities and fixed income securities, they are subject to correlation risk.

The funds invest in shares of the underlying funds and thus each fund is subject to the same principal risks as the underlying funds in which it invests, which are described below. For more information regarding these risks, see the prospectus for the specific underlying fund.

A fund’s investments in underlying funds in the equity asset class, and to a certain extent in the fixed income asset class, are subject to the following principal risks:

£ Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

£ Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

£ Market sector risk. A fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

£ Large cap stock risk.To the extent a fund focuses on large capitalization stocks, the fund may under-perform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

£ Small and midsize company risk. To the extent a fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant losses), and their share

The Funds 7

MAIN RISKS (continued)

prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

£ Value stock risk. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued.

£ Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

£ Foreign investment risk. To the extent a fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

£ Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located, or doing substantial business, in emerging markets are often subject to rapid and large changes in price, and can be more volatile and less liquid than those of issuers in more mature economies.  In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, restrictions on foreign ownership, on prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. In addition, such securities often are considered to be below investment grade credit quality and predominantly speculative.

£ Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

£ Real estate sector risk. To the extent a fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, such as those of Dreyfus Global Real Estate Securities Fund, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of indus-tries.The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the cleanup of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest a majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

£ Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

£ Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and forward currency contracts and engaging in forward commitment transactions, may magnify a fund’s gains or losses.

£ Derivatives risk. A small investment in derivatives could have a potentially large impact on a fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the underlying fund will not correlate with the underlying instruments or the underlying fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value

The Funds 9

MAIN RISKS (continued)

more than the underlying instrument. A fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

£ Short sales risk. An underlying fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” Short sales expose the underlying fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the underlying fund.

£ IPO risk. The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on a fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

£ Tax risk. As a regulated investment company (RIC), a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. Certain funds achieve exposure to currency markets primarily through entering into forward currency contracts. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of a fund’s foreign currency-denominated positions as not qualifying income, and there is a remote possibility that such regulations might be applied retroactively, which could result in adverse tax consequences to the fund.

£ Non-diversification risk. An underlying fund may be classified as non-diversified, which means that a relatively high percentage of the underlying fund’s assets may be invested in a limited number of issuers.Therefore, the underlying fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

A fund’s investment in underlying funds in the fixed income asset class also is subject to the following principal risks:

£ Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the underlying fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

£ Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect bond prices and, accordingly, the underlying fund’s share price.The longer the effective maturity and duration of the underlying fund’s portfolio, the more the underlying fund’s share price is likely to react to interest rates.

£ Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the underlying fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

£ Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

£ Foreign government obligations and securities of supranational entities risk. Investing in the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its oblig-

ations. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

£ Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. In the case of U.S. Treasury inflation-indexed securities, the U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

£ Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall.When interest rates rise, the effective duration of a fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

The Funds 11

MAIN RISKS (continued)

£ Other potential risks. Under adverse market conditions, each fund and underlying fund could invest some or all of its assets in U.S.Treasury securities and money market securities, or hold cash.  Although a fund or underlying fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund and underlying fund may not achieve their investment objectives.

Certain underlying funds may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the underlying fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Investing by a fund in pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

At times, a fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance. From time to time, an underlying fund may experience relatively large purchases or redemptions due to asset allocation decisions made by Dreyfus or its affiliates for their clients, including the funds, which may increase such transaction costs.

PAST PERFORMANCE

As new funds, past performance information is not available for any of the funds as of the date of this prospectus.

The Funds 13

EXPENSES

As an investor, you pay certain fees and expenses in connection with each fund, and bear indirectly the expenses of the underlying funds, which are described in the table below. By investing in a fund, investors bear their proportionate share of the expenses of the fund, as well as similar expenses of the underlying funds in which the fund invests.

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Fee table

	Dreyfus	Dreyfus	Dreyfus
	Conservative	Moderate	Growth
	Allocation Fund	Allocation Fund	Allocation Fund

Annual fund operating expenses
(paid each year as a % of the value of your investment)
Management fees[1]	none	none	none
Shareholder services fees	.25	.25	.25
Other expenses[2]	.30	.30	.30
Total annual fund operating expenses	.55	.55	.55
Underlying funds fees and expenses[3]	.77	.90	1.02
Total annual fund and underlying funds operating expenses	1.32	1.45	1.57
Fee waiver and/or expense reimbursement	.00	.00	(.07)
Net operating expenses[4]	1.32	1.45	1.50
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[1]	The funds pay no management fee to Dreyfus; however, the underlying funds pay management fees to Dreyfus, which are reflected in the fee table above.
[2]	Estimated fees to be paid by a fund for miscellaneous items such as transfer agency, custody, professional and registration fees. Each fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.Actual expenses may be greater or less than the amounts listed in the table above.
[3]	Estimated fees and expenses to be incurred indirectly by a fund as a result of investing in the underlying funds, based on the fund’s target allocations to the underlying funds shown above.The actual indirect expenses may vary depending on the particular underlying funds in which the fund invests and the fund’s asset weighting to such underlying fund.
[4]	Dreyfus has contractually agreed, until January 1, 2011, to assume the expenses of the funds so that the total annual fund and underlying funds operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.40% for Dreyfus Conservative Allocation Fund, 1.45% for Dreyfus Moderate Allocation Fund, and 1.50% for Dreyfus Growth Allocation Fund.

EXAMPLE

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The Example below is intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.The Example assumes you invest $10,000 in the fund for the time periods indi-cated.The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.The one-year example and the first year of the three-years example for Dreyfus Growth Allocation Fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


	1 Year	3 Years
Dreyfus Conservative Allocation Fund	$134	$418
Dreyfus Moderate Allocation Fund	$148	$459
Dreyfus Growth Allocation Fund	$153	$489

MANAGEMENT Investment adviser

The investment adviser for each fund is Dreyfus, 200 Park Avenue, NewYork, NewYork 10166. Founded in 1947,Dreyfus manages approximately $334 billion in 187 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $881 billion in assets under management, and it services more than $11 trillion in outstanding debt.Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Investment allocation decisions for each fund are made by the Dreyfus Investment Committee, which has managed each fund since the fund’s inception. The committee is comprised of Phillip N. Maisano, Richard B. Hoey, A. Paul Disdier, William J. Reilly, CFA, Christopher E. Sheldon, CFA, and Keith L. Stransky, CFA. Mr. Maisano is Chief Investment Strategist of BNY Mellon Asset Management and Chief Investment Officer, Vice Chair and a director of Dreyfus, where he has been employed since November 2006. Prior to joining Dreyfus, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors LLC (EACM), an affiliate of Dreyfus, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004. Mr. Hoey is Chief Economist of Dreyfus and Chief Economist and Senior Vice President of BNY Mellon. He joined Dreyfus in 1991 as chief economist. Mr. Disdier has been employed by Dreyfus since 1988 and currently oversees all fixed income and cash management investment strategies at BNY Mellon Asset Management. Mr. Reilly is Director of Investment Oversight at Dreyfus and has managed the Dreyfus Investment Oversight team since 2005. He has been employed by Dreyfus or its affiliates since 1990. Mr. Sheldon is director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon (and its predecessor) since 1995. He also is employed by Dreyfus. Mr. Stransky is the chief investment officer (traditional) and a senior portfolio manager for EACM, where he has been employed since 1983. He also is employed by Dreyfus.

The funds’ SAI provides additional portfolio manager information, including compensation, other accounts managed, and ownership of fund shares.

The Funds 15

MANAGEMENT (continued)

Distributor

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of each fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the funds, a fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales pro-grams.These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of ethics

Each fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by employees does not disadvantage any Dreyfus-managed fund.

FINANCIAL HIGHLIGHTS

As new funds, financial highlights information is not available for any of the funds as of the date of this prospectus.

The Funds 17

Your Investment

SHAREHOLDER GUIDE

Valuing Shares

You pay no sales charges to invest in shares of any of the funds. Your price for fund shares is the net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

Each fund’s assets consist primarily of shares of the underlying funds, which are valued at their respective NAVs.When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by one or more independent pricing services approved by the fund’s board.The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment—Shareholder Guide—General Policies” for further information about the fund’s frequent trading policy.

How to Buy Shares

By Mail — Regular Accounts. To open a regular account, complete an application and mail it, together with your check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55299
Boston, MA 02205-8502

To purchase additional shares in a regular account, mail your check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds
P.O. Box 105
Newark, NJ 07101-0105

By Mail — IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account, include a completed IRA application, and when making additional investments, include an investment slip. Make checks payable toThe Dreyfus Family of Funds, and mail to:

The Bank of NewYork Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-8568

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-645-6561 (outside the U.S. 516-794-5452) for more information.

Dreyfus TeleTransfer.To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account services on your application. Call 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

Minimum investments
	Initial	Additional
Regular accounts	$2,500	$100
Traditional IRAs	$750	no minimum*
Spousal IRAs	$750	no minimum*
Roth IRAs	$750	no minimum*
Education Savings	$500	no minimum*
Accounts
Dreyfus automatic	$100	$100
investment plans

All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

* Minimum DreyfusTeleTransfer purchase is $100.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

£	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
£	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Your Investment 19

SHAREHOLDER GUIDE (continued)

By Mail — Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55263
Boston, MA 02205-8501

By Mail — IRA Accounts.To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of NewYork Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-8568

A signature guarantee is required for certain written sell orders.These include:

£	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
£	requests to send the proceeds to a different payee or address
£	amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

Limitations on selling shares by phone or online through www.dreyfus.com

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Automatically. You may sell shares in a regular account by calling 1-800-645-6561 (outside the U.S. 516-794-5452) for instructions to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Systematic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the SAI.

Each fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

£ change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

£ change its minimum or maximum investment amounts

£ delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

£ “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

£ refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in

Your Investment 21

SHAREHOLDER GUIDE (continued)

frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy.At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds’ and each underlying fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by each fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively. If a fund invests all of its assets in shares of the underlying funds, its distributable income and gains will normally consist entirely of distributions from the underlying funds’ income and gains and losses on the dispositions of shares of underlying funds. A portion of any qualified dividends received by a fund from an underlying fund may be designated as qualified dividend income as well, provided the fund meets holding period and other requirements with respect to shares of the underlying fund.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax pur-poses.A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 23

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus Fund
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus Fund.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus Funds.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements.You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information and much more, by calling 1-800-645-6561. Certain requests may require the services of a representative.

Dreyfus Financial Centers

A full array of investment services and products are offered at Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events.To find out whether a Financial Center is near you, call 1-800-645-6561.

Retirement Plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here’s where you call for information:

£	for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561
£	for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

Your Investment 25

For More Information

Dreyfus Conservative Allocation Fund
Dreyfus Moderate Allocation Fund
Dreyfus Growth Allocation Fund
Each a series of Strategic Funds, Inc.
SEC file number: 811-3940

More information on these funds is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center — Dreyfus Mutual Funds — Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of portfolio holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the funds' SAI.

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2009 MBSC Securities Corporation

AF-P1109